SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): April 14, 2004


                                  ASHLAND INC.
             (Exact name of registrant as specified in its charter)


                                    Kentucky
                 (State or other jurisdiction of incorporation)

                1-2918                                   61-0122250
        (Commission File Number)                      (I.R.S. Employer
                                                     Identification No.)


   50 E. RiverCenter Boulevard, Covington, Kentucky          41012-0391
        (Address of principal executive offices)             (Zip Code)


   P.O. Box 391, Covington, Kentucky                         41012-0391
        (Mailing Address)                                    (Zip Code)


        Registrant's telephone number, including area code (859) 815-3333

Item 5.  Other Events
------   ------------

     On April 14, 2004, Ashland Inc. ("Ashland") announced that Lamar M. Chambers has been elected Vice President and Controller, effective May 1, 2004. Mr. Chambers will become a member of Ashland's Operating Committee and will report to J. Marvin Quin, Senior Vice President and Chief Financial Officer. Mr. Chambers replaces Kenneth L. Aulen, who is retiring after 24 years of service to the company. In his new position, Chambers' responsibilities will include oversight of the company's accounting policies and practices, external and internal financial reporting, and new accounting standards and developments.


                                 SIGNATURES
                                 ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                        ASHLAND INC.
                                           --------------------------------
                                                       (Registrant)



    Date:  April 15, 2004                          /s/ David L. Hausrath
                                           --------------------------------
                                           Name:     David L. Hausrath
                                           Title:    Senior Vice President,
                                                     General Counsel and
                                                     Secretary